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                                                                  EXHIBIT 10.2.3


            SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT AND WAIVER

         SECOND AMENDMENT and WAIVER (the "Amendment") dated as of October 5, 1996 to the Stockholders Agreement dated as of November 1, 1995, as amended (the "Agreement"), by and among The SK Equity Fund, L.P. and SK Investment Fund, L.P., each a Delaware limited partnership (the "Funds"), the Stockholders listed an the signature pages thereof (the "Stockholders") and Hibbett Sporting Goods, Inc., a Delaware corporation (the "Company").

                                 WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Agreement in anticipation of the Company's initial public offering (the "Initial Public Offering") of its Common Stock, par value $.01 per share (the "Common Stock");

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement.

         SECTION 2. Amendment of Section 2.1(a) of the Agreement. Section 2.1(a) of the Agreement is amended to read in its entirety as follows:

         "For so long as the number of Shares held by the Anderson Group equals or exceeds 50% of the Original Anderson Shares, the Board shall consist of not less than six nor more than nine directors, one of whom shall be designated by the Anderson Designee (the "Anderson Director") and the rest of whom shall be designated by the Funds (including one director who shall also be an officer of the Company and the two independent directors to be nominated within 90 days of the consummation of the Company's initial public offering of its Common Stock required in connection with a listing of the Common Stock on The Nasdaq National Market). One of the directors designated by the Funds (other than the officer of the Company or any of the two independent directors) shall be elected as Chairman of the Board. After the number of shares held by the Anderson Group falls below 50% of the number of the Original Anderson Shares, all the directors shall be elected in accordance with the Charter, the Bylaws and the applicable provisions of law."

         SECTION 3.  Amendment of Section 2.4(a).  The first sentence of
Section 2.4(a) of the Agreement is hereby amended to read in its entirety as follows: "A majority of the total number of directors shall constitute a quorum for the transaction of business by the Board; provided that a majority of the directors constituting a
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quorum must be the designees of the Funds who are not the independent directors required in connection with a listing of the Common Stock on The Nasdaq
National Market."

         SECTION 4. Option Granted to Clyde B. Anderson. The parties hereto agree to waive Sections 2.6(iii), 2.8 and any other provisions of the Agreement to the extent necessary to permit (a) the grant as of August 1, 1996 by the Company to Clyde B. Anderson of an option to acquire 70,820 shares of the Company's Common Stock at an exercise price of $8.48 per share (the "Option Grant") and (b) the issuance of any shares of Common Stock pursuant to the terms of the Option Grant (the "Option Stock Issuance"). Notwithstanding
Section 3.5 of the Agreement, the parties hereto agree that neither the Option Grant nor any Option Stock Issuance shall give rise to any preemptive rights under Section 3.5. Each party hereto hereby agrees that the shares of Common Stock issuable to Clyde B. Anderson in the Option Stock Issuance shall be subject to the provisions of Articles IV and V of the Agreement.

         SECTION 5. Amendment of Section 3.1(e). Section 3.1(e) of the Agreement is hereby amended by inserting at the end thereof a new clause (iii) to read in its entirety as follows: "(iii) Upon payment in full of all amounts outstanding under the Anderson Subordinated Notes, all Callable Shares shall cease to be "Callable Shares" and shall become "Shares" hereunder subject to all the provisions of this Agreement."

         SECTION 6. Amendment of Section 3.2. Section 3.2 of the Agreement is hereby amended by deleting clause (ii) of the proviso thereto and renumbering clause (iii) thereof as new clause (ii).

         SECTION 7. Deletion of Section 6.1. Section 6.1 of the Agreement is hereby deleted effective upon the closing of the Initial Public Offering.

         SECTION 8. Governing Law; Counterparts. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law rules of such state. This Amendment may be signed in a number of counterparts which together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                          THE SK EQUITY FUND, L.P.
                                          By SKM Partners, L.P., the General
                                          Partner

                                          By: /s/ John F. Megrue
                                             ---------------------------------
                                                   Name: John F. Megrue
                                                   Title: General Partner





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                                 SK INVESTMENT    FUND, L.P.,
                                 By SKM Partners, L.P., the General
                                 Partner


                                 By:  /s/ John F. Megrue
                                    --------------------------------
                                          Name: John F. Megrue
                                          Title: General Partner


                                 CHARLES C. ANDERSON


                                 By:  /s/ Charles C. Anderson
                                    --------------------------------
                                          Charles C. Anderson


                                 JOEL R. ANDERSON


                                 By:  /s/ Joel R. Anderson
                                    --------------------------------
                                          Joel R. Anderson


                                 CHARLES C. ANDERSON, JR.


                                 By:  /s/ Charles C. Anderson, Jr.
                                    --------------------------------
                                          Charles C. Anderson, Jr.


                                 /s/ Clyde B. Anderson
                                 -----------------------------------
                                 Clyde B. Anderson, for
                                 himself and as attorney-in
                                 fact for each of the
                                 following stockholders:

                                 Charles C. Anderson, Sr.
                                 Charles C. Anderson, Jr.
                                 Terrence C. Anderson
                                 Clyde B. Anderson
                                 Harold M. Anderson
                                 Gerald H. Daugherty
                                 Martin R. Abroms
                                 First Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Charles C. Anderson, III
                                 First Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Lauren A. Anderson





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                                 First Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Hayley E. Anderson
                                 Second Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Alexandra R. Anderson
                                 Third Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Taylor Claire Anderson
                                 Fourth Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Carson Caine Anderson
                                 Fifth Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Harold M. Anderson, Jr.
                                 Sixth Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Bentley Barbour Anderson
                                 Seventh Anderson Grandchildren's
                                          Trust, f/b/o
                                                  Olivia Barbour Anderson
                                 Sandra B. Cochran
                                 The Ashley R. Anderson Trust
                                 Joel R. Anderson II Trust
                                 Alexandra Ruth Anderson
                                          Irrevocable Trust
                                 Olivia Barbour Anderson
                                          1995 Trust
                                 Clyde Christian Anderson
                                          1996 Trust
                                 Carson Caine Anderson
                                          1995 Trust
                                 Bentley Barbour Anderson
                                          1995 Trust
                                 Keaton Carroll Anderson
                                          1996 Trust
                                 Taylor Claire Anderson
                                          1996 Trust
                                 Harold M. Anderson, Jr.
                                          1996 Trust


                                 /s/ Michael J. Newsome
                                 ----------------------------------------
                                 Michael J. Newsome, for himself
                                 and as attorney-in-fact for each
                                 of the following stockholders:

                                          Judy Marie Newsome
                                          First Michael J. Newsome
                                                  Child's Trust
                                          Second Michael J. Newsome
                                                  Child's Trust





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